Taxes on Income	12 Months Ended
Dec. 31, 2023
Taxes on Income [Abstract]
TAXES ON INCOME

NOTE 12:- TAXES ON INCOME

a.	Corporate tax rates

Corporate tax rate in Israel was 23% in 2023 and 2022.

b.	Net operating losses carryforward:

The Company has net operating losses for tax purposes as of December 31, 2023 totaling approximately $26,109, which may be carried forward and offset against taxable income in the future for an indefinite period.

c.	Final tax assessments:

The Company’s tax assessments through the 2018 tax year are considered final.

d.	Deferred taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of the Company’s deferred tax assets and liabilities are as follows:

	Year ended December 31,
	2023	2022
Deferred tax assets:
Net operating loss carry forward	$26,109	$21,683
Temporary differences mainly relating to Research and Development	-	336
Lease liabilities	307	336
Deferred tax asset before valuation allowance	26,416	22,355

Deferred tax liabilities:
Right-of-use assets	(217)	(334)
Deferred tax liabilities before valuation allowance	(217)	(334)
Valuation allowance	(26,199)	(22,021)
Deferred tax asset, net	$-	$-

e.	Reconciliation of the theoretical tax expense to the actual tax expense:

The main reconciling item between the statutory tax rate of the Company and the effective tax rate is the recognition of valuation allowance in respect of deferred taxes relating to accumulated net operating losses carried forward due to the uncertainty of the realization of such deferred taxes.